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                                                                   EXHIBIT 10.21


            AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Amendment No. 4 to the Amended and Restated Credit Agreement (this "Fourth Amendment"), dated and effective as of April 26, 2002, is by and between NEWBEVCO, INC., a Delaware corporation ("Borrower"), and Comerica Bank, a Michigan banking corporation ("Bank").

                                   WITNESSETH

         WHEREAS, Bank and Borrower have previously executed and entered into that certain Amended and Restated Credit Agreement dated as of December 10, 1998 ("Credit Agreement") and certain other loan documents;

         WHEREAS, pursuant to the Credit Agreement, Bank had previously extended a Revolving Credit to Borrower of up to Twenty Million and 00/100 Dollars ($20,000,000.00);

         WHEREAS, on December 1, 1999, Bank and Borrower modified and extended the term of the Revolving Credit in that certain Amendment No. 1 to the Credit Agreement;

         WHEREAS, on December 1, 2000, Bank and Borrower modified and extended the terms of the Revolving Credit in that certain Amendment No. 2 to the Credit Agreement;

         WHEREAS, on December 1, 2001, Bank and Borrower modified and extended the terms of the Revolving Credit in that certain Amendment No. 3 to the Credit Agreement;

         WHEREAS, Borrower has requested that the Revolving Credit be further modified and Bank is willing to do so upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, the parties agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

         1. INCORPORATION AND RECITALS. The above recitals are true and correct and are incorporated herein by reference as though set forth in full.

         2. DEFINITIONS. All capitalized terms used herein shall, except as modified herein, have the meanings ascribed to them in the Credit Agreement.

         3.       AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Section 1.1 of the Credit Agreement is amended to revise the definition of Current Liabilities to read as follows:

                  "Current Liabilities" means, with respect to any Person, as of the date of determination thereof, (i) all Indebtedness payable on demand or maturing within one year of such date of determination; and (ii) all other Indebtedness of such Person which would be reflected as current liabilities on a balance sheet of such Person as at such date of determination in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.


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                  (b)      Section 1.1 of the Credit Agreement is amended to
                           revise the definition of Funded Debt as follows:

                  "Funded Debt" means, with respect to any Person, all Indebtedness of such Person, including, without limitation, current maturities of Funded Debt. For purposes of this Agreement, Funded Debt shall not include trade payables and accrued liabilities.

                  (c) Section 1.1 of the Credit Agreement is amended to revise the definition of Loan Documents to read as follows:

                  "Loan Documents" mean the Credit Agreement, the Revolving Credit Note, the Term Note, the Guaranties, the Documentary Stamp Tax and Intangible Tax Indemnification Agreement, Amendment No. 1 to the Credit Agreement, Amendment No. 2 to the Credit Agreement, Amendment No. 3 to the Credit Agreement, this Fourth Amendment and all amendments, modifications, renewals and replacements of any of the foregoing.

                  (d) Section 1.1 of the Credit Agreement is Amended to revise the definition of Permitted Liens as follows:

                           (i)      by deleting "and" from the end of subpart
                                    (h);

                           (ii) by deleting the period from the end of subpart (i) and substituting in lieu thereof"; and"; and

                           (iii)    by adding new subpart (j) as follows:

                           (j) Liens created in connection with and securing Indebtedness for Money Borrowed, and any extension, renewal or replacement of such Liens; provided, however, no such Lien shall extend to or in any way encumber any Eligible Receivables or Eligible Inventory.

                  (e) Section 3.1 of the Credit Agreement is hereby deleted in its entirety and amended by substituting in lieu thereof:

                                    3.1. Security Interest. The Revolving Credit
                                    Note and Term Note shall be unsecured.

                  (f) Section 6.14 of the Credit Agreement is hereby amended as follows:

                           (i) by deleting subpart (a) and substituting in lieu thereof:

                                    (a)      At all times, a ratio of
                                             Consolidated Current Assets to
                                             Consolidated Current Liabilities of
                                             not less than 1.0 to 1.0

                           (ii) by deleting subpart (c) and substituting in lieu thereof:

                                    (c)      Consolidated Net Worth at each
                                             fiscal quarter end of not less than
                                             $25,000,000.00.


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                  (g)      Section 7.5 is hereby deleted in its entirety and
                           hereby amended by substituting in lieu thereof:

                               7.5. Reserved.

         4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Fourth Amendment and to perform the transactions described herein, Borrower hereby makes the representations and warranties to Bank contained in the Credit Agreement on and as of the date of this Fourth Amendment.

         5. RELIANCE UPON, SURVIVAL OF AND MATERIALLY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Fourth Amendment, and shall continue in full force and effect so long as any indebtedness subject to the Credit Agreement is owed to Bank. All statements contained in a certificate or other writing delivered to Bank at any time by or on behalf of Borrower pursuant hereto shall constitute representations and warranties by Borrower hereunder.

         6. INCORPORATION BY REFERENCE. Except as modified herein, the terms and conditions of the Credit Agreement are hereby incorporated by reference and remain in full force and effect, enforceable in accordance with the terms hereof.

         7. WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THIS FOURTH AMENDMENT AND IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS FOURTH AMENDMENT.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the day and year first above written.

                                  BORROWER:

                                  NEWBEVCO, INC., a Delaware corporation  (SEAL)

                                  By:
                                      ------------------------------------
                                  Name: George R. Bracken
                                  Title: Vice President and Treasurer

                                  BANK:

                                  COMERICA BANK., a Michigan banking corporation

                                  By:
                                      ------------------------------------
                                  Name: Gerald R. Finney, Jr.
                                  Title: Vice President


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